NBL Second Quarter 2017 Supplement August 2017

2NBL 2Q17 KEY HIGHLIGHTS Executing to plan while delivering significant strategic objectives Volumes and Costs In-line or Better than Guidance Continued to Deliver Strong Well Performance Achieved Substantial Drilling Efficiencies Across USO Accomplished Strategic Objectives • Volumes of 408 MBoe/d, in the upper half of guidance after adjusting for Marcellus close timing • Record U.S. onshore oil volumes, including 12 MBbl/d increase over 1Q17 • Established record for second quarter gross sales volumes in Israel of 962 MMcfe/d • Exited the Marcellus upstream and sold Marcellus midstream business • Clayton Williams Energy acquisition expanded top-tier U.S. onshore oil portfolio • Completed the inaugural drop down transaction to NBLX for total consideration of $270 million • Progressed Leviathan within budget and on track for start-up by the end of 2019 • Delaware Basin wells delivering above expectations, exhibiting longer plateau and flatter decline • DJ Basin horizontal volumes up 7% vs. 1Q17 on strong new well performance; record oil mix of 53% • 14 S. Gates Eagle Ford wells with avg. cum. production of 235 MBoe after 60 days (normalized to 7,000 ft) • Reduced drilling costs per lateral foot in 1H17 vs. 2016 by 20% - 30% • Set record individual well drilling time in Delaware Basin • Achieved lowest individual well drilling cost to date in Eagle Ford

2Q17 ACTUALS VS. GUIDANCE

In line and exceeding guidance for majority of items

Financial and Operating Metrics	2Q Guidance	2Q Actuals
Total Sales Volumes (MBoe/d)	Original: 395 - 415 Increased: 405 - 415	408*
Oil Sales Volumes (MBbl/d)	132 - 138	134*
Natural Gas Liquids (MBbl/d)	67 - 72	67*
Natural Gas (MMcf/d)	1,220 - 1,245	1,239*
Organic Capital ($MM)	650 - 750	656**
Equity Investment Income ($MM)	30 - 40	42
Lease Operating ($/BOE)	3.65 - 3.90	3.34
Gathering, Transportation & Processing ($/BOE)	3.65 - 3.90	3.26
DD&A ($/BOE)	15.00 - 15.90	13.56***
Production Taxes (% Oil, NGL, Gas Revenues)	3.8 - 4.2	3.7
Marketing ($MM)	10 - 20	14
Exploration ($MM)	40 - 60	30
G&A ($MM)	95 - 110	103
Interest, net ($MM)	85 - 95	96

Earnings Reconciliation	2Q ($MM)
GAAP Net Loss attributable to NBL	(1,512)
GAAP Net Loss attributable to NBL Before Tax	(2,348)
Adjustments to Net Loss, Before Tax	2,377
Adjusted Net Income attributable to NBL, Before Tax	29
Current Tax Expense, Adjusted	(34)
Deferred Tax Benefit, Adjusted	29
Adjusted Income Attributable to NBL** (Non-GAAP)**	**24**

Adjusted EBITDAX	2Q ($MM)
Adjusted Income Attributable to NBL** (Non-GAAP)**	**24**
Interest, net	96
Current Tax Expense, Adjusted	34
Deferred Tax Benefit, Adjusted	(29)
DD&A	503
Exploration	30
Adjusted EBITDAX** (Non-GAAP)**	**658**

Early close of Marcellus impacted 2Q17 production by 3 MBoe/d **Excludes acquisition and NBLX funded capital ***Marcellus DD&A included for partial quarter until asset classified as held for sale in April.** Non-GAAP reconciliation to GAAP measure available in 2Q17 earnings release*

NBL 3

4NBL U.S. ONSHORE Robust U.S. onshore liquids growth 2Q17 Activity DJ Basin Delaware Eagle Ford Marcellus* Other Total Oil (MBbl/d) 57 15 12 2 2 88 NGL (MBbl/d) 20 4 28 9 .5 61 Gas (MMcf/d) 182 22 177 331 8 720 Total Sales (MBoe/d) 107 23 69 66 4 269 Organic Capital** ($MM) 210 141 113 32 496 Avg. Operated Rigs 2 4.5 1.5 8 Wells Drilled 29 13 11 53 Avg. Lateral Length (ft) 9,220 7,965 6,315 8,310 Wells Completed 30 11 14 55 Wells Brought Online 33 6*** 21 8 68 Avg. Lateral Length (ft) 6,530 5,318 6,665 7,750 6,610 DJ Basin Delaware Basin Marcellus* Eagle Ford 2Q17 Key Highlights • 12 MBbl/d Increase in U.S. Onshore Oil Over 1Q17, up 16% • Record U.S. Onshore Oil and NGL Volumes of 149 MBbl/d • Eagle Ford Production Ramp 60% in 2Q17 vs. 1Q17, with Further Growth Anticipated in 3Q17 • Encouraging Early Results From First Delaware Basin Simultaneous WCA Upper and Lower Completion • Expanded Confidence and Dataset in Enhanced Completions Across Wider Area of DJ Basin and Delaware Basin Acreage • Inaugural Drop Down to NBLX Completed • Currently Operating 7 Rigs (5 Delaware and 2 DJ Basin) * Upstream Marcellus divestiture closed June 28, 2017 ** Excludes NBLX funded capital expenditures *** Excludes 2 CWEI wells brought online prior to transaction close

5NBL DELAWARE BASIN Accelerating value in top-tier Southern Delaware position Delaware Basin Activity* 1Q17 2Q17 Total Sales Volume (MBoe/d) 14 23 Organic Capital** ($MM) 100 141 Operated Rigs 3 4.5 Wells Drilled 10 13 Average Lateral Length (ft) 7,600 7,965 Wells Completed 6 11 Wells Brought Online 3 6 Average Lateral Length (ft) 4,760 5,318 118,000 Net acres 4,225 Gross locations 7,800 ft Average lateral Length 2 BBoe Net unrisked resources Successful Integration of CWEI • CWEI transaction closed late April 2017 • 7 MBoe/d average production contribution in 2Q17 First 10,000 Ft Laterals, Multi-Zone Test Commencing Production • 3-well multi-horizon pad targeting the Wolfcamp A Upper, Wolfcamp A Lower and 3rd Bone Spring • Timed with the 1st gathering facility coming online ~10-15 ~20-25 1Q17 2Q17 3Q17 4Q17 Expected Wells Turned to Sales* * Includes CWEI activity as of April 25, 2017 forward. ** Excludes NBLX funded capital expenditures 64% Quarterly Increase Over 1Q17 Volumes • NBL and CWEI results trending above type curve TX NBL Acreage Ward Reeves Pecos

6NBL 0 50 100 150 0 30 60 90 120 Days on Production Wolfcamp B and C Well Results* Trigger 40 6H (WCB) Longoria 11 #2H (WCC) WCB 1.1 MMBoe Type Curve WCC 0.9 MMBoe Type Curve DELAWARE BASIN Unlocking value across multiple stacked zones 2Q17 Highlights • 1st Simultaneous Wolfcamp A Upper and Lower Completions Showing Consistent Performance  Additional simultaneous Upper and Lower Wolfcamp A completions test in CWEI acreage planned in 2H17 • 2Q NBL Wolfcamp A Wells Avg. ~330 Boe/d per 1,000 Lateral Feet (4 well avg.)  2 CWEI wells online in 2Q, in-line with type curve • Under Managed Flowback, 1st 10,000 ft. Wolfcamp A Producing ~1,500 Boe/d Over Initial 60 Days with Flatter Decline • Second Operated Wolfcamp B Well Significantly Outperforming Expectations • Wolfcamp C Well on Track to Exceed 1.0 MMBoe Wolfcamp A Acquisition Type Curve  Brought online by CWEI late in 1Q • 2017 Technical Initiatives  Optimizing stage and cluster spacing  Laboratory core work for produced water test Cum. MBoe Cum. MBoe *Reflects Gross 3 Stream. Normalized to 7,500 ft. 0 50 100 150 200 250 0 30 60 90 120 Day on Production Wolfcamp A Well Results* 2017 NBL AVERAGE 2017 CWEI AVERAGE NBL WCA 1.2 MMBoe Type Curve CWEI WCA 1.0 MMBoe Type Curve

DELAWARE BASIN

Strong 2Q17 results across top-tier quality acreage position

Monroe Pad
- 3-well pad with 10,000 ft laterals
- 3rd Bone Spring, Wolfcamp A Upper and Wolfcamp A Lower
- Commencing production

Wolfcamp A- City of Pecos 2HB & Sheriff Woody 5H
- 2Q legacy NBL wells

Wolfcamp B- Trigger 40 6H
- 2nd Wolfcamp B

Wolfcamp A- Will Rogers 1H
- First 10,000 ft. lateral

Calamity Jane Spacing Pilot
- 7-well pad with 7,500 ft laterals
  - 3rd Bone Spring: 2
  - Wolfcamp A Upper: 3
  - Wolfcamp A Lower: 2
- Online end of 2017

Wolfcamp C- Longoria 11 2H
- First slickwater Wolfcamp C

Wolfcamp A- Collier APA 8 & Trust State 242 1H
- 2Q CWEI wells

Wolfcamp A- Man O War 26 Unit C 8H & Man O War 26 1HA
- 1st simultaneous WCA Upper and WCA Lower
- Consistent performance across both zones


Pecos
Reeves
NBL Acreage

NBL 7

DELAWARE BASIN

Midstream integration a competitive advantage

NBLX Supporting Growth Objectives

- Expanding Capacity and Accelerating Build-Out of Central Gathering Facilities
- 1st Gathering Facility (CGF) Online in Late July
  - 2nd facility online YE2017, planning for two in 2018
- 3-Well Pad Targeting Upper and Lower WCA and 3rd Bone Spring with 10,000 ft. Laterals Tying Into 1st Facility
- Initial Facility Connected to NBLX and Plains All American 50/50 JV Advantage Pipeline, Accessing Multiple Crude Oil Outlets
- Water Strategy Designed to Optimize LOE
  - NBL owned/operated frac ponds
  - Operated and 3rd party disposal options
  - Recycling incorporated into facility design

First 4 CGFs Materially Expand Capacity

Daily Capacity	Current	1H18
Oil (MBl/d)	10	90
Gas (MMcf/d)	20	**160**
Produced Water (MBw/d)	15	**210**

Billy Miner – First CGF Facility




NBL Acreage
2017 CGFs
1H18 CGFs
Ward
Advantage Pipeline
Reeves
Pecos

NBL
8

9NBL DJ BASIN Value optimization continues with focus on oil rich areas and enhanced completions CO 352,000 Net acres 3,220 Gross locations 8,400 ft Average lateral Length 2 BBoe Net unrisked resources DJ Basin Activity 1Q17 2Q17 Total Sales Volume (MBoe/d) 107 107 Organic Capital* ($MM) 205 210 Operated Rigs 2 2 Wells Drilled 27 29 Average Lateral Length (ft) 8,840 9,220 Wells Completed 36 30 Wells Brought Online 14 33 Average Lateral Length (ft) 9,970 6,530 Strong Enhanced Completions Drive 7% Horizontal Volume Increase • New well wedge outperforming expectations • Vertical volumes of 11 MBoe/d impacted by reduced workover activity and higher line pressures outside of Wells Ranch and East Pony Leading Edge Completion Designs • Continuation of 1,800 lb/ft standard slickwater design • Optimizing stage and cluster spacing Activity in Low GOR Areas Increasing Oil Percentage • Combined Wells Ranch and East Pony volumes up 13% from 1Q17 to 70 MBoe/d 46% 49% 50% 52% 53% 2Q16 3Q16 4Q16 1Q17 2Q17 Oil Mix Continues to Increase * Excludes NBLX funded capital expenditures Weld Wells Ranch East Pony NBL Acreage

10NBL 40 50 60 70 2Q16 3Q16 4Q16 1Q17 2Q17 Wells Ranch and East Pony Volumes 0 20 40 60 80 100 120 1Q17 2Q17 3Q17E 4Q17E DJ Basin Production Volumes 2017 Wedge Horizontal Base Vertical Base DJ BASIN 2017 horizontal volume outlook exceeds expectations Affirmed 2017 Volume Outlook • 2017 Horizontal Outlook Raised with Fewer Wells on Strong New Well Performance  4Q17 horizontal volumes anticipated up ~8% YoY • Robust New Horizontal Wedge Performance Supports NBLX’s Strong Outlook • Record Wells Ranch and East Pony Combined Volumes in 2Q • 2Q17 Total Basin Liquids Volumes Up 6%, Natural Gas Down 11% from 1Q17 • NBL Vertical Production Expected to Continue to Decline Due Primarily to Economic Decisions  Deferred workover activity  No material cash flow impact as verticals have higher gas mix (65-75%) and significantly higher LOE MBoe/d MBoe/d

11NBL 0 50 100 150 200 250 0 30 60 90 120 150 Days on Production 2017 Wells Ranch Performance* 2017 Well Ranch (21 Wells w/ avg 1,900 lb/ft) Wells Ranch 1.0 MMBoe Type Curve (1,400 lb/ft) 0 20 40 60 80 100 120 140 0 30 60 90 Days on Production 2017 East Pony Performance* 2017 East Pony Wells (26 wells w/ avg 1,500 lb/ft) East Pony 570 MBoe Type Curve (1,400 lb/ft) DJ BASIN Enhanced completions continue to highlight value-focused capital program 2Q17 Highlights • 11 Wells Ranch and 22 East Pony Wells Commenced Production in 2Q • Shadow Pad (13 wells in Wells Ranch) Tested Standard 1,800 lbs/ft Proppant  Avg. 10,500 ft lateral and over 1,100 Boe/d per well for more than 100 days • 3 Additional Pads Utilizing 1,800 lbs/ft in Wells Ranch Online Before YE17 • Continued Strong Performance at East Pony with Enhanced Completions  Balance of 2017 activity focused on federal leases with lower proppant concentration • Utilizing Advanced Analytics to Optimize Completions  Integrating complex technical reservoir modeling with actual results  Model expected future outcomes:  Drives real-time enhanced completions variations given subsurface changes across acreage position Cum. MBoe *Reflects Gross 3 Stream Wells Ranch Normalized to 9,500 ft., East Pony Normalized to 7,500 ft. Cum. MBoe

DJ BASIN

COGCC Notice to Operators – ensuring safety of people, protection of the environment and integrity of operations

1,500 ft.

NBL mapping coordinates, inspection and integrity-testing radius exceeded 1,000 ft. requirement

45,000

man hours on timely execution

7,500

flowline integrity tests field wide YTD

30

GPS surveyors added to expedite flowline mapping process





Noble Actions in Colorado

- Assembled a multi-disciplinary team to implement the Notice to Operators (NTO) issued by the Colorado Oil and Gas Conservation Commission (COGCC) on May 2, 2017
  - Inspections and GPS of off-pad flowline locations within 1,500 ft. complete May 30
  - Flowline integrity testing and permanent abandonment of inactive off-pad lines complete June 30

NBL 12

13NBL 0 100 200 300 400 500 600 0 20 40 60 80 100 Days on Production South Gates Cumulative Production 3,500 MBoe Type Curve 2017 Wells EAGLE FORD SHALE Achieving targeted value and production ramp on strong execution TX Eagle Ford Activity 1Q17 2Q17 Total Sales Volume (MBoe/d) 43 69 Organic Capital ($MM) 166 113 Operated Rigs 2 1.5 Wells Drilled 13 11 Average Lateral Length (ft) 6,940 6,315 Wells Completed 17 14 Wells Brought Online 6 21 Average Lateral Length (ft) 5,740 6,665 33,000 Net acres 360 Gross locations 7,600 ft Average lateral Length 460 MMBoe Net unrisked resources Activity Focused in Highly-prolific South Gates Ranch Row 4 • Wells demonstrating flatter declines versus type curve • 18 South Gates wells to commence production in 2H17 Record Quarterly Sales Volume of 69 MBoe/d $50 Million Divestiture of Non-core Klotzman Acreage Accelerates Value • 60% increase over 1Q17 • 1,900 net acres, fully developed • ~500 net Boe/d NBL Acreage Dimmit Webb Cum. MBoe Reflects Gross 3 Stream, Normalized to 7,000 Gates Ranch L&E Briscoe Ranch

14NBL 0 25 50 75 100 2017E 2018E 2019E 2020E IDR Distributions LP Distributions $MM (1) Includes distributions, IPO and drop down proceeds. Invested capital includes proportionate contribution through IPO and drop down of additional interests. (2) Represents NBL’s 50.1% ownership of NBLX LP unit at market value as of 7/31/17 closing price. (3) Estimates average 2018-2020 EBITDA of retained assets and development company interest. Applies potential future drop down multiple of 7.5x and 10x to EBITDA. EBITDA is a Non-GAAP metric that cannot be easily reconciled to GAAP metric at this asset level. See appendix for definition of this non-GAAP measure. (4) Estimates 100% NBL ownership of NBLX GP IDR average cash flows 2018-2020 at 25x to 35x multiple. (5) NBL owns 100% of the GP Holdings of NBLX. Assumes 20% NBLX distribution growth and units outstanding remain flat. Substantial Growth in Cash Flow Distributions(5) to NBL $556 MM received to date IPO proceeds, distributions and drop down proceeds $817 MM NBL ownership of LP units(2) > $1.5 B combined retained EBITDA(3) and GP value(4) ~2.4x Payout on NBL invested capital contributed to NBLX(1) MATERIAL EMBEDDED MIDSTREAM VALUE NBLX offers significant operating and financial efficiencies • First Initial Drop Down Transaction Valued at $270 MM, Generated $245 MM Cash to NBL; Attractive Future Drop Down Potential Remains  Anticipate significant growth in Delaware and DJ Basin throughput and volumes  Substantial existing opportunities with sponsor retained East Pony gas gathering and processing Key Highlights

15NBL EASTERN MEDITERRANEAN Fueling over 60% of Israel power generation and growing Israel 1Q17 2Q17 Net Gas Sales (MMcfe/d) 274 275 Gross Gas Sales (MMcfe/d) 956 962 Organic Capital ($MM) 115 143 2Q17 Key Highlights • Record Second Quarter Gross Sales Volumes 962 MMcfe/d  Achieved several daily records in June and July • Resilient 2Q17 Price Realizations of $5.34/Mcf • Continued Exceptional Reliability with 99.9% Uptime Since Start-up • Tamar 8 Development Well Brought Online in April, Flowed at ~270 MMcf/d  Resource implications higher than 10 Tcfe gross recoverable • Booked Initial Leviathan Proved Reserves of 550 MMBoe, Net 500 600 700 800 900 1,000 1,100 1Q 2Q 3Q 4Q 2014 2015 2016 2017 MMcfe/d 1.1 Bcfe/d Gross Peak Capacity Historical Tamar Gross Sales Volumes AOT 47% WI Tamar 32.5% WI Tamar SW 32.5% WI Tel Aviv Ashdod Israel Egypt Cyprus 35% WI Leviathan 39.7% WI Dor Discovery Existing Pipeline Planned Pipeline Sanctioned NBL Interests Producing

16NBL LEVIATHAN MAJOR PROJECT Progressing towards first gas sales by end of 2019 15% complete with Phase I development 100% of building permits submitted Drilled L5 well to total depth of 17,200 ft Project Phase 2017 2018 2019 Sanction Order Critical Path Equipment Detail Design and Engineering Pipeline Manufacturing Equipment Manufacturing Commissioning and First Gas Drilling and Completions Offshore Platform Installation Drilling, Manufacturing, and Onshore Construction Underway

17NBL OTHER GLOBAL OFFSHORE Exceptional operational and safety performance 2Q17 Key Highlights • Strong Well Performance at Big Bend, Dantzler and Gunflint Fields in the Gulf of Mexico Led to Average Sales Volumes of 27 MBoe/d  81% oil contribution • Neptune Spar Life Extension Granted Through YE2019 by U.S. Coast Guard  First GOM spar extension in the industry • Maintained 99% Uptime at Aseng and Alen in West Africa and at Neptune in the Gulf of Mexico  Operatorship at Gunflint drove uptime to 87% up from 73% in 1Q17 • Executed Unitization Agreement Over the Alba Field with Partners of Block D, Reducing NBL Working Interest from 35% to 33%  Zero liftings at Alba field in 3Q17 (10 MBoe/d impact) Gulf of Mexico Equatorial Guinea 1Q17 2Q17 1Q17 2Q17 Oil (MBbl/d) 24 22 18 22 Equity Method (MBbl/d) 2 2 NGL (MBbl/d) 2 2 Equity Method (MBbl/d) 6 4 Gas (MMcf/d) 23 16 244 231 Total Sales (MBoe/d) 30 27 66* 66* Organic Capital ($MM) 9 0 1 16 * Produced volumes differ from sales in Equatorial Guinea due to the timing of liftings. Produced volumes were 70 MBoe/d in 1Q17 and 66 MBoe/d in 2Q17.

SURINAME EXPLORATION PROSPECT

Testing high potential prospect in late 2017

Oil Prospect in Cretaceous Rock

- Significant Recent Discoveries Offshore Guyana Prove Working Hydrocarbon System
  - Onshore Suriname Tambaredjo field producing oil
- Block 54 Offshore Suriname
  - NBL 20% WI, non op.
  - Proprietary 3D survey completed
  - Multiple play types
- Araku Prospect Targeted for 4Q17
  - 500+ MMBoe gross potential
  - 3,200 ft water depth
  - ~8,000 ft target depth
  - ~$10 MM net well cost
  - Primary risk: hydrocarbon phase




Araku
Liza & Payara
Block 54
Tambaredjo
Guyana
Suriname
NBL Interests
Oil Prospect
Oil Discovery

NBL 18

19NBL 0 75 150 225 300 375 450 Original FY17E Divested Original FY17E Excluding Divested Updated 3Q17E Updated 4Q17E (~75) UPDATED 2017 GUIDANCE U.S. onshore oil, total oil and total company full year volumes at midpoint or upper half of original guidance* * Pro-forma for divestments ** Excludes NBLX funded capital expenditures • FY17 Sales Volumes on Track with Original Guidance After Adjusting for Marcellus and Other Non-Core Divestitures  Original assumed 72 MBoe/d in 3Q and 80 MBoe/d in 4Q for Marcellus (82% gas, 14% NGL, 4% oil) • 25 - 30 MBbl/d Increase in Oil Volume 4Q17 vs. 3Q17 Driven By: • Resumption of Alba field liftings • ~115 2H17 U.S. onshore wells online • Marcellus Divestment Drives Margin Expansion  U.S. Onshore oil mix grows to over 40% from ~30%  Lowers FY17 unit operating expenses • Organic Capital Expenditures** Expected at the Upper End of $2.3 B to $2.6 B Guidance for FY17  Accelerated midstream and Leviathan spend  75% allocated to U.S. Onshore, 20% to EMED Total Company Sales Volume GuidanceKey Highlights MBoe/d 415-425 340-350 380-390 340-350 25 75 125 1Q 2Q 3QE 4QE 2017 USO Oil Trajectory* MBbl/d

20NBL Third quarter and fourth quarter guidance SALES VOLUME GUIDANCE Sales Volume Crude Oil and Condensate (MBbl/d) Natural Gas Liquids (MBbl/d) Natural Gas (MMcf/d) Total Equivalent (MBoe/d) Low High Low High Low High Low High Third Quarter 2017 United States Onshore 86 91 58 61 390 405 209 219 United States Gulf of Mexico 18 20 1 2 10 20 21 25 Israel - - - - 285 305 47 50 Equatorial Guinea 12 14 - - 215 235 48 53 Equatorial Guinea - Equity method investment 2 3 6 6 - - 8 9 Total Company 120 126 65 70 910 950 340 350 Fourth Quarter 2017 United States Onshore 102 108 68 71 465 480 248 258 United States Gulf of Mexico 20 23 1 2 15 25 24 28 Israel - - - - 235 265 40 43 Equatorial Guinea 20 23 - - 210 235 56 61 Equatorial Guinea - Equity method investment 1 2 6 6 - - 7 8 Total Company 147 152 75 80 945 985 380 390

21NBL * Excludes NBLX funded capital expenditures Capital & Cost Metrics 3Q 2017 4Q 2017 Low High Low High Capital Expenditures* ($MM) Total Company Organic Capital 625 725 600 700 Cost Metrics Lease Operating Expense ($/BOE) 4.50 4.75 4.25 4.50 Gathering, Transportation & Processing ($/BOE) 3.00 3.25 3.00 3.25 Production Taxes (% Oil, Gas, NGL Revenues) 4.3 4.7 4.3 4.7 Marketing ($MM) 10 20 10 20 DD&A ($/BOE) 15.00 16.00 15.00 16.00 Exploration ($MM) 30 50 40 60 G&A ($MM) 95 110 95 110 Interest, net ($MM) 85 95 85 95 Other Items Guidance Equity Investment Income 30 40 30 40 Average outstanding shares – diluted 480 490 480 490 CAPITAL AND COST GUIDANCE Third quarter and fourth quarter guidance

22NBL Forward-Looking Statements and Other Matters This presentation contains certain "forward-looking statements" within the meaning of federal securities laws. Words such as "anticipates", "believes," "expects", "intends", "will", "should", "may", and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect Noble Energy's current views about future events. Such forward-looking statements may include, but are not limited to, future financial and operating results, and other statements that are not historical facts, including estimates of oil and natural gas reserves and resources, estimates of future production, assumptions regarding future oil and natural gas pricing, planned drilling activity, future results of operations, projected cash flow and liquidity, business strategy and other plans and objectives for future operations. No assurances can be given that the forward-looking statements contained in this presentation will occur as projected and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation, the volatility in commodity prices for crude oil and natural gas, the presence or recoverability of estimated reserves, the ability to replace reserves, environmental risks, drilling and operating risks, exploration and development risks, competition, government regulation or other actions, the ability of management to execute its plans to meet its goals and other risks inherent in Noble Energy's businesses that are discussed in Noble Energy's most recent annual reports on Form 10-K, respectively, and in other Noble Energy reports on file with the Securities and Exchange Commission (the "SEC"). These reports are also available from the sources described above. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Noble Energy does not assume any obligation to update any forward-looking statements should circumstances or management’s estimates or opinions change. The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. The SEC permits the optional disclosure of probable and possible reserves, however, we have not disclosed our probable and possible reserves in our filings with the SEC. We use certain terms in this presentation, such as “net unrisked resources”, “type curve”, “MMBoe type curve”, or “MMBoe gross potential” which are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized. The SEC guidelines strictly prohibit us from including these estimates in filings with the SEC. Investors are urged to consider closely the disclosures and risk factors in our most recent Form 10-K and in other reports on file with the SEC, available from Noble Energy’s offices or website, http://www.nblenergy.com. This presentation also contains certain historical non-GAAP measures of financial performance that management believes are good tools for internal use and the investment community in evaluating Noble Energy’s overall financial performance. These non-GAAP measures are broadly used to value and compare companies in the crude oil and natural gas industry. Please see the Noble Energy’s respective earnings release for reconciliations of the differences between any historical non-GAAP measures used in this presentation and the most directly comparable GAAP financial measures. This presentation also contains a forward-looking non-GAAP financial measure, EBITDA (earnings before interest, taxes, depreciation and amortization). Due to the forward- looking nature of the aforementioned non-GAAP financial measure, management cannot reliably or reasonably predict certain of the necessary components of the most directly comparable forward-looking GAAP measures at this asset level. Accordingly, we are unable to present a quantitative reconciliation of such forward-looking non-GAAP financial measure to its most directly comparable forward-looking GAAP financial measure. Amounts excluded from this non-GAAP measure in future periods could be significant. Management believes the aforementioned non-GAAP financial measure is a good tools for internal use and the investment community in evaluating Noble Energy’s overall financial performance. This non-GAAP measure is broadly used to value and compare companies in the crude oil and natural gas industry.